                                  EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT


               This STOCK PURCHASE AGREEMENT dated as of June ___, 1998 (this "Agreement") is made and entered into by and between Oaktree Capital Management, LLC ("OCM") as agent and on behalf of certain funds and accounts listed on
Schedule I hereto (each such fund and account being referred to herein as a "Purchaser" and collectively as the "Purchasers") and Nu-Tech Bio-Med, Inc. ("Seller").

               WHEREAS, Seller owns 1,315,000 shares of common stock, par value $.01 per share ("Common Stock"), of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), constituting approximately 52.6% of the issued and outstanding shares of capital stock of the Company as of the date hereof (such shares being referred to herein as the "Shares"); and

               WHEREAS, Seller desires to sell, and Purchasers desire to purchase, 67,500 of the Shares, constituting 2.7% of the issued and outstanding shares of Common Stock, on the terms and subject to the conditions set forth in this Agreement (the "Purchased Shares"), which will cause Purchasers and Seller to hold the number of shares set forth opposite each such party's name on
Schedule II attached hereto.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE II

                           SALE OF SHARES AND CLOSING

               2.2 Purchase and Sale. Against receipt of the purchase price provided in Section 1.2 hereof, Seller hereby sells, transfers and assigns to each Purchaser all of the right, title and interest of Seller in and to the number of Purchased Shares set forth opposite such Purchaser's name on Schedule I attached hereto, and each Purchaser hereby purchases from the Sellers all of such Purchased Shares.

               2.4 Purchase Price. The aggregate purchase price for the Purchased Shares is $750,000 (the "Purchase Price"). Seller hereby acknowledges receipt of the Purchase Price by wire transfer of immediately available funds.



                                  EXH. 99.1 - 1

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

               Seller hereby represents and warrants to Purchasers as follows:

               4.2 Organization of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to own, hold, sell and transfer (pursuant to this Agreement) the Purchased Shares.

               4.4 Title to Purchased Shares. Seller owns the Purchased Shares, and is the sole record and beneficial owner of such Purchased Shares, free and clear of all Liens. The delivery of a certificate or certificates representing the Purchased Shares, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank will transfer to Purchasers good and valid title to the Purchased Shares, free and clear of all Liens (except such as may be imposed on the Purchased Shares by the Purchasers).

               4.6 Authority. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder have been duly and validly authorized, no other action on the part of Seller or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law).

               4.8 No Conflicts. The execution and delivery by Seller of this Agreement do not, and the performance by Seller of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

               (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable organizational documents) of Seller;

               (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Seller or the Purchased Shares; or

               (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require Seller to obtain any consent from any Person as a result or under the terms of, or (iv) result in the creation or imposition of



                                  EXH. 99.1 - 2
any Lien (other than such Liens as may be created by this Agreement) upon Seller or the Purchased Shares under, any Contract to which Seller is a party.

               4.10 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

               4.12 Legal Proceedings. There are no Actions or Proceedings pending or, to the knowledge of Seller, threatened against, relating to or affecting Seller (or to the knowledge of Seller, the Company) which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

               4.14 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Seller directly with Purchasers without the intervention of any Person on behalf of Seller in such manner as to give rise to any valid claim by any Person against Purchasers or the Company for a finder's fee, brokerage commission or similar payment.

               4.16 Agreements Relating to Shares. Other than documents listed on Schedule 3.8 (the "Seller Agreements"), there are no (i) Contracts or other arrangements concerning the acquisition, disposition or the voting of the Purchased Shares, (ii) options with respect to the Purchased Shares, including without limitation any form of preemptive rights or claims of third parties or
(iii) outstanding proxies, shareholder agreements, voting trusts, powers of attorney or comparable delegations of authority concerning the Purchased Shares. Each Seller Agreement is valid, binding and in full force and effect.


                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

               Each Purchaser, severally but not jointly, hereby represents and warrants to Sellers as follows:

               6.2 Organization. Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Purchaser has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

               6.4 Authority. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized,



                                  EXH. 99.1 - 3
no other action on the part of Purchaser, its general partner or their respective partners and members being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law).

               6.6 No Conflicts. The execution and delivery by Purchaser of this Agreement do not, and the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

               (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the partnership agreement, articles of organization or operating agreement (or other comparable organizational documents) of Purchaser or its general partner;

               (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser;

               (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, or
(iii) require Purchaser to obtain any consent from any Person as a result or under the terms of, any Contract to which Purchaser is a party.

               6.8 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

               6.10 Legal Proceedings. There are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

               6.12 Purchase for Investment. The Purchased Shares will be acquired by Purchaser (or, if applicable, its permitted assigns hereunder) for its own account for the purpose of investment, it being understood that the right to dispose of such Purchased Shares shall be entirely within the discretion of Purchaser (or such assignee, as the case may be) subject to the Amended and Restated Stockholders dated as of even date herewith by and among the Company, OCM as agent and on behalf of the Purchasers, the Seller and J. Marvin Feigenbaum ("Stockholders Agreement").



                                  EXH. 99.1 - 4

               6.14 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with Sellers without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against Sellers or the Company for a finder's fee, brokerage commission or similar payment.


                                  ARTICLE VIII

                             REPRESENTATIONS OF OCM


               OCM represents that it has full power and authority to execute and deliver this Agreement on behalf of the Purchasers, that the execution and delivery by OCM of this Agreement on behalf of the Purchasers have been duly and validly authorized and this Agreement constitutes the legal, valid and binding obligation of Purchasers enforceable in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law).




                                    ARTICLE X

                                  DEFINED TERMS

               10.2 Definitions. (a) Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

               "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

               "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

               "Company" means Physician's Clinical Laboratory, Inc., a Delaware corporation. Unless the context requires otherwise, all references to the Company herein shall be deemed to include all of the consolidated subsidiaries of the Company.

               "Contract" means any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).



                                  EXH. 99.1 - 5

               "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

               "Law" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

               "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

               "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

               "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.


                                   ARTICLE XII

                                  MISCELLANEOUS

               12.2 Further Assurances. Sellers and Purchasers shall execute and deliver such other documents and instruments (including officers' certificates and opinions of counsel), provide such materials and information and take such other actions as may be reasonably requested to cause such party to fulfill its obligations under this Agreement.

               12.4 Assignment. Subject to applicable securities laws and the provisions of the Stockholders Agreement, Purchasers may assign their rights pursuant to this Agreement without obtaining any consent of the Seller. Seller may not assign any of its rights or obligations pursuant to this Agreement to any Person without the prior written consent of the Purchasers.

               12.6 Indemnification. Each of the Seller on the one hand, and the Purchasers, severally and not jointly, on the other, shall indemnify the other party hereto, and its respective officers, directors, employees, agents and Affiliates, in respect of, and hold each of them harmless from and against, any and all losses, damages, fines, fees, penalties, deficiencies and expenses (including court costs and reasonable attorneys' fees of the prevailing party in any dispute), or of any claim, default or assessment, incurred or sustained by any of them or to which any of them becomes subject relating to any breach by it of a representation or warranty or nonperformance by it of any covenant or agreement in this Agreement. A party seeking



                                  EXH. 99.1 - 6
indemnification shall provide reasonable notice to the other party of its, or a third party's, claim and give the other party the reasonable opportunity to participate in resolution of the dispute. A party seeking indemnification shall not be entitled to indemnification to the extent the other party is prejudiced by a failure to provide such reasonable notice or opportunity to participate.

               12.8 Survival. Except for the representations and warranties of Seller set forth in Section 2.2 and 2.3 which shall survive indefinitely, all warranties, representations and covenants made by each of the Seller and the Purchasers herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby for a period of two years regardless of any investigation made by or on behalf of the other party hereto. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the parties hereunder.

               12.10 Notices. All communication under this Agreement shall be in writing and shall be personally delivered, sent by facsimile transmission or mailed by first class mail, postage prepaid:

                      i)     if to the Seller

                             NU-TECH BIO-MED, INC.
                             Attn: Mr. J. Marvin Feigenbaum
                             476 Main Street
                             Wakefield, Rhode Island  02879
                             Fax:  401-789-9934

                      ii)    if to the Purchasers, to

                             OAKTREE CAPITAL MANAGEMENT, LLC
                             Attn: Mr. Matthew Barrett
                             550 S. Hope Street, 22nd Floor
                             Los Angeles, California  90071
                             Fax:  213-694-1599

or at such other address as the appropriate party to this Agreement may have furnished in writing to each other party hereto.

Any notice shall be deemed to have been duly given when delivered by hand if personally delivered, by confirmation of completed facsimile transmission if delivered by facsimile, and if sent by mail, two (2) Business Days after being deposited in the mail, postage prepaid.



                                  EXH. 99.1 - 7

               12.12 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

               12.14 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

               12.16 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a Contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

               12.18 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               12.20 Limitation of Liability. Each of the parties hereto acknowledges that in no event shall any of the partners, officers, directors, shareholders, employees, agents, affiliates or investment managers (collectively "Representatives") of OCM, as agent and on behalf of the funds and accounts set forth on Schedule I attached hereto (the "Funds"), have any obligation or liability to such party for any action taken or omitted by or on behalf of such Funds or in connection herewith (such obligation and liability being the sole responsibility of such Funds). Each party hereto further acknowledges and agrees that (a) all obligations and liabilities of each Fund under this Agreement or in connection herewith are enforceable solely against such Fund and its assets and not against the assets of OCM, any other Fund or any Representatives of OCM and
(b) the obligations and liabilities of each Fund shall be several in the proportions set forth on Schedule I hereto and not joint and several.



                                  EXH. 99.1 - 8

               IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.


                                          NU-TECH BIO-MED, INC.



                                          ------------------------------
                                          Name:
                                          Title:


                                          OAKTREE CAPITAL MANAGEMENT,
                                          LLC, as agent and on behalf of certain
                                          funds and accounts



                                          ------------------------------
                                          Name:
                                          Title:



                                          ------------------------------
                                          Name:
                                          Title:



                                  EXH. 99.1 - 9

                                   SCHEDULE I

                               FUNDS AND ACCOUNTS




OCM Opportunities Fund, L.P.                    54.0%

Columbia/HCA Master Retirement Trust             4.0%
        (Separate Account I)

OCM Opportunities Fund II, L.P.                 41.0%

Columbia/HCA Master Retirement Trust             1.0%
        (Separate Account II)



                                 EXH. 99.1 - 10

                                   SCHEDULE II



STOCKHOLDER                                                      SECURITIES
-----------                                                      ----------

Nu-Tech Bio-Med, Inc.                                            1,247,500

OCM Opportunities Fund, L.P.

Columbia/HCA Master Retirement Trust
        (Separate Account I)

OCM Opportunities Fund II, L.P.

Columbia/HCA Master Retirement Trust
        (Separate Account II)



                                 EXH. 99.1 - 11